                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                      RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                            FOUR EMBARCADERO CENTER
                                   SUITE 2800
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 954-5400

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

    Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), will be held on August 19, 1997, at 11:00 a.m. (Pacific Time) at the offices of RCM Capital Management, L.L.C. ("RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of the Fund will be asked to consider and vote on the following matters:

    1.  To re-elect two directors to the Board of Directors of the Fund.

    2. To ratify or reject the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent public accountants for the fiscal year ending January 31, 1998.

    3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

    Stockholders of record at the close of business on June 30, 1997, are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ CAROLINE M. HIRST
                                         ---------------------------------------
                                          Caroline M. Hirst
                                          SECRETARY

San Francisco, California
July 25, 1997

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                            FOUR EMBARCADERO CENTER
                                   SUITE 2800
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 954-5400

                                PROXY STATEMENT

    This Proxy Statement is being provided to the stockholders of RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by the Board of Directors of the Fund (the "Board of Directors," or the "Board"). The proxies are to be used at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of RCM Capital Management, L.L.C. ("RCM"), located at Four Embarcadero Center, San Francisco, California 94111, on August 19, 1997 at 11:00 a.m. (Pacific Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Annual Meeting of Stockholders.

    All shares represented by each properly signed proxy ("Proxy") received prior to the Meeting will be voted at the Meeting. If a stockholder specifies how the Proxy is to be voted on any of the business matters to come before the meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR the re-election of the directors nominated by the Board of Directors (Proposal 1), and FOR the ratification of the selection by the Board of Directors of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") as the Fund's independent public accountants for the fiscal year ending January 31, 1998 (Proposal 2). The Proxy may be revoked by a stockholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

    The representation in person or by proxy of at least a majority of the shares of capital stock of the Fund (the "Capital Shares") entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "non-votes" will be counted as present. Broker "non-votes" occur when the Fund receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. Proposal 1 requires, for the election of each nominee, a plurality of the Capital Shares voting and entitled to vote thereon at the meeting, while Proposal 2 requires the approval of a "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Withheld votes and broker "non-votes" will not be counted in favor of or against, and will have no other effect on the voting on, Proposal 1, but abstentions and broker "non-votes" will have the effect of a vote against Proposal 2, depending on the number of Capital Shares present at the meeting. See "Proposal 2 -- Required Vote."

    The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of the Fund. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about July 25, 1997.

    At 5:00 p.m. (Eastern Standard Time) on June 30, 1997, the record date for the determination of stockholders entitled to vote at the Meeting, there were outstanding 30,515,800 Capital Shares. Each Capital Share is entitled to one vote.

    As of June 30, 1997, there was no person or group known to the Fund to be the beneficial owner of more than 5% of the outstanding Capital Shares. However, on such date, Cede & Co., a nominee of Depository Trust Company ("DTC"), owned of record 30,210,008 Capital Shares, or approximately 99% of the number of Capital Shares entitled to vote at the meeting. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of Capital Shares that have been deposited at DTC. As of June 30, 1997, all directors and officers as a group owned, beneficially, less than 1% of the Capital Shares.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

    The Board of Directors currently consists of three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class, comprising approximately one-third of the directors, is elected each year to succeed the directors whose terms are expiring. The term of office for directors in Class III expires at the Meeting, for directors in Class I at the Annual Meeting of Stockholders in 1998 and for directors in Class II at the Annual Meeting of Stockholders in 1999.

    The Board of Directors has designated for re-election Francis E. Lundy and Gary W. Schreyer, Class III directors. Mr. Lundy was elected to the Board of Directors in February of 1994 by the then sole stockholder of the Fund for a three-year term. Mr. Schreyer was most recently appointed to the Board of Directors by the other directors on July 1, 1997 and that appointment was confirmed on July 9, 1997. If re-elected, the terms of Messrs. Lundy and Schreyer will both expire at the Annual Meeting of Shareholders in 2000.

    William A. Hasler, a Class I director elected to the Board on August 18, 1995, and James M. Whitaker, a Class II director elected to the Board on May 28, 1996 (together, the "Continuing Directors"), are expected to remain in office for the remainder of their terms and until their successors are duly elected and qualified.

    Unless authority is withheld, it is the intention of the persons named in the enclosed Proxy to vote each Proxy for Mr. Lundy and for Mr. Schreyer. Mr. Lundy and Mr. Schreyer have indicated they will serve if elected, but if either should be unable to serve, the Proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

    The address of each director is Four Embarcadero Center, Suite 2800, San Francisco, CA 94111. The Fund pays each of its directors who is not a principal, director, officer or employee of RCM or any of its affiliates $6,000 per year and $1,000 per meeting attended, and reimburses each such director for reasonable expenses incurred in connection with such meetings. Directors who are principals, officers or employees of RCM are not compensated by the Fund. The Fund's Articles of Incorporation (the "Articles") provide that the Fund shall, to the extent permitted by law, indemnify each of its currently acting and former directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

    The following table provides information concerning nominees and the directors:

                                    NOMINEES

                                                                                                  CAPITAL
                                                                                                 SHARES OF
                                                                                                 THE FUND
                                                                                                BENEFICIALLY PERCENT OF
                                 POSITION, IF ANY, WITH THE FUND AND RCM.           DIRECTOR     OWNED AT      CAPITAL
      NAME AND AGE             PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE           SINCE       6/30/97      SHARES
------------------------------------------------------------------------------------------------------------------------
    Francis E. Lundy      Director. President, Technical Instrument Company since
           +              1985
          (59)                                                                           1994       10,314        *

    Gary W. Schreyer      Director and Chairman of the Board. President and Chief
           **             Executive Officer of the Fund from 1994 to 1996;
          (51)            Principal of RCM through June 30, 1997                         1997***     12,256       *


                                                  CONTINUING DIRECTORS

   William A. Hasler      Director. Dean, Haas School of Business, University of
          +++             California, Berkeley since 1991; Vice Chairman of KPMG
          (55)            Peat Marwick through 1991; Governor (since 1992) of
                          Pacific Stock Exchange; Vice Chairman (since 1991) of
                          Aphton Corp. (a biotechnology company); Director of The
                          Gap, Inc. (since 1991)(a specialty clothing company);
                          Airlease Ltd. (since 1995)(an aircraft leasing
                          company); TCSI (since 1993)(a telecommunications
                          software company); Walker Interactive (since 1996)(a
                          software company); and Tenera (since 1992)(an
                          engineering software company)                                  1994          -0-          -0-

   James M. Whitaker      Director and Vice Chairman of the Board. Attorney at
           +              Law, sole practitioner since 1972
          (54)                                                                           1994          -0-          -0-

------------------------
*   Less than 1.00% of Capital Shares.

** RCM's liquidation payment obligation (as discussed below) makes Mr. Schreyer an "interested person" of the Fund and RCM, as defined in the 1940 Act, despite the termination of his employment on the "Resignation Date" (June 30, 1997) established under his employment agreement with RCM (as also discussed below).

*** Also a Class II director and Chairman of the Board from 1994 to 1997. See text below.

+   Member of the Audit Committee.

++   Member of the Nominating Committee.

    At the time of the Transaction (described below under "Additional Information -- RCM-Dresdner Bank AG Transaction"), Mr. Schreyer was a principal of the Fund's previous adviser, a limited partner of RCM Limited L.P., a California limited partnership ("RCM Limited") and the general partner of the previous adviser, and a shareholder of RCM Limited's general partner, RCM General Corporation, a California corporation ("RCM General"). From and after the Resignation Date, he no longer holds any titles with, or interest in, RCM or its affiliates, although he is the beneficiary of a deferred compensation arrangement with RCM and he is also entitled, in liquidation of his interests in RCM Limited and RCM General, to receive payments from RCM totaling approximately $310,000 which are expected to be paid on or about September 30, 1997.

    The Fund has been informed by Mr. Schreyer and RCM that, in connection with the Transaction, Mr. Schreyer entered into an employment agreement with RCM and certain of its affiliates that provided, among other things, that Mr. Schreyer would resign his position as Director of the Fund upon the request of RCM. Under the employment agreement, Mr. Schreyer also agreed, for five years following the Resignation Date (June 30, 1997), and subject to certain conditions, to use his best efforts to ensure the continuation of the Fund's existing management contract with RCM. In return, RCM agreed, subject to certain conditions, to make one or more donations to a charity mutually acceptable to RCM and Mr. Schreyer.

    Pursuant to the employment agreement, RCM requested the resignation of Mr. Schreyer, and Mr. Schreyer resigned on June 30, 1997. On July 1, 1997, the Board of Directors re-appointed Mr. Schreyer as a director, subject to subsequent determination as to the Class (Class I, Class II or Class III) of that directorship. On July 9, 1997, the Board of Directors took the final actions necessary to confirm Mr. Schreyer's appointment as a Class III director. Pursuant to the Articles of Incorporation of the Fund, Mr. Schreyer will serve as a Class III director pursuant to that appointment until the Meeting. On July 9, 1997, Mr. Schreyer was also unanimously elected Chairman of the Board and unanimously (Mr. Schreyer abstaining) nominated for re-election. On July 22, 1997, RCM General alleged in a letter to Mr. Schreyer that his acceptance of the reappointment to the Board constituted a breach of his employment agreement and RCM General indicated its intention to institute arbitration proceedings against Mr. Schreyer. Mr. Schreyer has indicated to the Fund that he believes that RCM General's allegation is without merit.

    BOARD MEETINGS AND COMMITTEES. With respect to the fiscal year ended January 31, 1997, the Board held four meetings. All directors then serving attended at least 75% of the meetings. There is no compensation committee, nor any committee performing the function of a compensation committee.

    The Board has a standing Audit Committee and a standing Nominating Committee. The responsibilities of the Audit Committee include reviewing and making recommendations to the Board concerning the Fund's financial and accounting reporting procedures. The Audit Committee meets with the Fund's independent public accountants and reviews the Fund's financial statements, and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices. With respect to fiscal year 1997, the Audit Committee held three meetings.

    The Nominating Committee reviews candidates to fill vacancies on the Board and makes recommendations to the Board regarding such candidates. The Nominating Committee did not meet during the fiscal year ended January 31, 1997. Because, as discussed below under "Additional Information -- RCM-Dresdner Bank AG Transaction," the Fund is attempting to comply with Section 15(f) of the 1940 Act for the three-year period following the Transaction, the nomination of directors who are not

"interested persons," as defined in Section 2(a)(19) of the 1940 Act, of the parties to the Transaction is, in some circumstances, committed to the directors who are not interested persons of such parties to the Transaction. The Nominating Committee will accept nominees recommended by stockholders. Such recommendations should be submitted in writing to Caroline M. Hirst, Secretary to the Fund, at the address of the principal executive offices of the Fund.

    During the fiscal year ended January 31, 1997, no director other than Mr. Hasler was a director of any company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the 1940 Act (other than the Fund).

    REQUIRED VOTE. The election of each nominee requires the affirmative vote of a plurality of the Capital Shares voting and entitled to vote thereon at the Meeting, in person or by proxy.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                          RATIFICATION OF ACCOUNTANTS
                                  (PROPOSAL 2)

    Coopers & Lybrand has acted as independent public accountants for the Fund for the fiscal year ended January 31, 1997. The Board of Directors, including those directors who are not "interested persons" of RCM (as defined in the 1940
Act), has selected Coopers & Lybrand as the auditors for the Fund for the current fiscal year ending January 31, 1998. Upon the reasonable request of any stockholder of the Fund, representatives of Coopers & Lybrand will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

    REQUIRED VOTE. The ratification of the selection of Coopers & Lybrand requires the affirmative vote of a "majority" of the outstanding Capital Shares, as defined in the 1940 Act. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% of the Capital Shares represented at the meeting if more than 50% of the outstanding Capital Shares are represented, or (ii) more than 50% of the outstanding Capital Shares.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND.

                             ADDITIONAL INFORMATION

RCM-DRESDNER BANK AG TRANSACTION

    INTRODUCTION. On June 13, 1996 (the "Closing Date"), RCM, a Delaware limited liability company and wholly owned subsidiary of Dresdner Bank AG, an international banking organization headquartered in Frankfurt, Germany ("Dresdner"), acquired all the outstanding partnership interests in, and succeeded to the business and affairs of, the Fund's previous adviser (the "Transaction").

    While RCM succeeded to the business and affairs of the Fund's previous adviser on the Closing Date, RCM Limited, the general partner of the Fund's previous adviser, manages, operates and makes all decisions regarding the day-to-day business and affairs of RCM, subject to the oversight of RCM. In consideration for the services to be rendered by RCM Limited, RCM agreed to pay RCM Limited an amount equal to 35% of the gross operating income of RCM, less the aggregate salary payments made by RCM to its employees who are also limited partners of RCM Limited (including, prior to the Resignation Date, Mr. Schreyer), subject to a minimum annual payment (in the first four years following the Closing Date) of approximately $25 million (of which Mr. Schreyer received approximately $1.6 million under the employment agreement described above for the period from the Closing Date until the Resignation Date). In connection with the Transaction, RCM Limited also received on the Closing Date, for allocation to its partners and certain other persons, an aggregate of approximately $123 million (of which Mr. Schreyer was allocated approximately $8 million). Except for the liquidation payments and deferred compensation arrangement noted above, Mr. Schreyer has no continuing economic interest in RCM or its affiliates and he will receive no payments from, and no portion of any fees paid to, RCM, RCM Limited or RCM General subsequent to the Resignation Date.

    The parties to the Transaction have informed the Fund that they will use all commercially reasonable efforts to assure compliance with the conditions of
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as (i) no "unfair burden" is imposed on the investment company as a result of the Transaction and (ii) during the three year period immediately following the change of control, at least 75% of an investment company's board of directors are not "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The composition of the Board has at all times been, and continues to be, in compliance with the provisions of Section 15(f).

    The information contained in this section was provided to the Fund by RCM and/or Mr. Schreyer.

    EXECUTIVE OFFICERS AND OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Similar information regarding Mr. Schreyer, Chairman of the Board of Directors of the Fund, is set forth above. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers or employees of RCM or Funds Distributor, Inc. ("FDI") are not compensated by the Fund.

       NAME AND AGE              POSITION WITH FUND            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------
    Richard W. Ingram*      President, Chief Financial    Executive Vice President and Director of Client
           (41)             Officer and Assistant         Services of FDI (since November 1995); Vice President
                            Treasurer (since 1996)        and Division Manager of First Data Investor Services
                                                          Group (March 1994 to November 1995); and Vice
                                                          President, Assistant Treasurer and Tax Director Mutual
                                                          Funds of The Boston Company (1989 to 1994); officer of
                                                          certain investment companies distributed or
                                                          administered by FDI; President, Treasurer and Chief
                                                          Financial Officer of RCM Capital Funds, Inc. (Capital
                                                          Funds) and RCM Equity Funds, Inc. (Equity Funds) (since
                                                          June 1996)

       NAME AND AGE              POSITION WITH FUND            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
-----------------------------------------------------------------------------------------------------------------
    John E. Pelletier*      Vice President and Assistant  Senior Vice President and General Counsel of FDI (since
           (32)             Secretary (since 1996)        April 1994); Counsel for The Boston Company Advisors,
                                                          Inc. (February 1992 to April 1994); Associate at Ropes
                                                          & Gray (August 1990 to February 1992); officer of
                                                          certain investment companies distributed or
                                                          administered by FDI; Vice President and Secretary of
                                                          Capital Funds and Equity Funds (since June 1996)

   Elizabeth A. Keeley*     Vice President and Assistant  Vice President and Senior Counsel of FDI and of Premier
           (27)             Secretary (since 1996)        Mutual Fund Services, Inc., a sister corporation of FDI
                                                          (September 1995); enrolled at Fordham University School
                                                          of Law (September 1992 to September 1995) and received
                                                          her J.D. in May 1995; Assistant at the National
                                                          Association for Public Interest Law (July 1991 to
                                                          September 1992); officer of certain investment
                                                          companies distributed or administered by FDI; Vice
                                                          President and Assistant Secretary of Capital Funds and
                                                          Equity Funds (since June 1996)

    Gary S. MacDonald*      Vice President and Assistant  Vice President of FDI (since November 1996); Vice
           (32)             Treasurer (since May 1997)    President of BayBanks Investment Management/BayBanks
                                                          Financial Services (September 1992 to November 1996);
                                                          Analyst at Wellington Management Company (April 1989 to
                                                          September 1992); Vice President and Assistant Secretary
                                                          of Capital Funds and Equity Funds (since March 1997)

   Caroline M. Hirst**      Secretary and Treasurer       Director of Investment Operations, RCM (since December
           (36)             (since 1996)                  1994); Head of International Administration, Morgan
                                                          Grenfell Asset Management (1989 to 1994)

------------------------
* The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

** The officer's address is Four Embarcadero Center, Suite 2800, San Francisco, California 94111.

    INFORMATION REGARDING RCM. RCM was established in April, 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership which, with its predecessors, has been in operation since 1970. As of June 30, 1997, RCM had approximately $28.5 billion in assets under management. RCM is registered under the Investment Advisers Act of 1940.

    INFORMATION REGARDING THE FUND'S ADMINISTRATOR. The Fund's Administrator is State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171.

    OTHER BUSINESS. As of the date of this Proxy Statement, the Fund's management and RCM know of no business other than as set forth in the Notice of the Annual Meeting of Stockholders to come before the Meeting. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as Proxies will vote in their sole discretion.

    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to any of such proposals. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on one or more proposals, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Fund's Articles and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those Proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    ANNUAL REPORT. The Fund's 1996 Annual Report to Stockholders was mailed to stockholders on or about March 31, 1997. Additional copies of the Annual Report and the Quarterly Report for the three months ended April 30, 1997 may be obtained without charge from Boston EquiServe by calling (800) 426-5523.

    STOCKHOLDER PROPOSALS FOR 1998 PROXY STATEMENT. Stockholders submitting proposals intended to be presented at the next annual meeting must be received by the Fund, in good order and complying with all applicable legal requirements, no later than March 25, 1998. Stockholder proposals should be addressed to Caroline M. Hirst, Secretary, at the address of the principal executive offices of the Fund.

    PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

July 25, 1997

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                      Four Embarcadero Center, Suite 2800
                        San Francisco, California 94111

The undersigned hereby appoints William A. Hasler, Francis E. Lundy, Gary W. Schreyer and James M. Whitaker, and each of them, as proxies of the undersigned (the "Proxies") each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of RCM Strategic Global Government Fund, Inc. (the "Fund") held of record as of June 30, 1997 at the Annual Meeting of Stockholders to be held at the offices of RCM Capital Management, L.L.C., located at Four Embarcadero Center, San Francisco, California 94111, on August 19, 1997 at 11:00 a.m. (Pacific Time), and at any and all of the adjournments or postponements thereof.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR re-election of the directors and FOR ratification of the selection of the independent public accountants. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

               PLEASE VOTE, DATE AND SIGN ON THE OTHER SIDE AND
                  RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as the name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give appropriate and complete title. When signing as an officer of a corporation, please indicate the corporation name and the office held by the signing officer. When signing on behalf of a partnership, please sign the partnership name and the name of the person signing.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------------       -----------------------------------

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

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

1.) To elect as director the nominee listed below:

                         For     Withhold
Francis E. Lundy         / /       / /

Gary W. Schreyer        / /        / /


2.) To ratify the selection by the Board of Directors of Coopers & Lybrand
    L.L.P. as independent public accountants for the fiscal year ending January 31, 1998.

           For / /      Against / /      Abstain / /

Mark box at right if an address change or comment has been noted on the reverse side of this card. / /

Please be sure to sign and date this Proxy.            Date ____________

Stockholder sign here           Co-owner sign here